Information on market risk and fair value of financial assets and liabilities (telecom activities)	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about financial instruments [abstract]
Information on market risk and fair value of financial assets and liabilities (telecom activities)

Note 14    Information on market risk and fair value of financial assets and liabilities (telecom activities)

The Group uses financial position or performance indicators that are not specifically defined by IFRS, such as EBITDAaL (see Note 1.9) and net financial debt (see Note 13.3).

Market risks are monitored by Orange’s Treasury and Financing Committee, which reports to the Executive Committee. The Committee is chaired by the Group’s Executive Committee Member in charge of Finance, Performance and Development and meets on a quarterly basis.

It sets the guidelines for managing the Group’s debt, especially in respect of its interest rate, foreign exchange, liquidity and counterparty risk exposure for the coming months, and reviews past management (transactions realized, financial results).

The health crisis has not called into question the risk management policy relating to financial instruments. The Group continued to set up and manage hedging instruments in order to limit its exposure to operational and financial foreign exchange and interest rate risks, while maintaining a diversified financing policy.

14.1    Interest rate risk management

Management of fixed-rate/variable-rate debt

Orange Group seeks to manage its fixed-rate/variable-rate exposure in euros in order to minimize interest costs by using firm and conditional interest rate derivatives such as swaps, futures, caps and floors.

The fixed-rate component of gross financial debt, excluding cash collateral received and agreements to buy back non-controlling interests, was estimated at 94% at December 31, 2021, 89% at December 31, 2020 and 91% at December 31, 2019.

Sensitivity analysis of the Group’s position to changes in interest rates

The sensitivity of the Group’s financial assets and liabilities to interest rate risk is only analyzed for the components of net financial debt that are interest-bearing and therefore exposed to interest rate risk.

Sensitivity of financial expenses

Based on a constant amount of debt and a constant management policy, a 1% rise in interest rates would improve the annual cost of gross financial debt by 86 million euros, while a decrease of 1% would reduce it by 86 million euros.

Sensitivity of cash flow hedge reserves

A 1% rise in euro interest rates would increase the market value of derivatives designated as cash flow hedges and the associated cash flow hedge reserves by approximately 1,116 million euros. A 1% fall in euro interest rates would lead to a decrease in their market value and in the cash flow hedge reserves of approximately 1,114 million euros.

14.2    Foreign exchange risk management

Operational foreign exchange risk

The Group’s foreign operations are carried out by entities that operate in their own country and mainly in their own currency. Their operational exposure to foreign exchange risk is therefore limited to certain types of flows: purchases of equipment or network capacity, purchases of terminals and equipment sold or leased to customers, purchases from or sales to international operators.

Whenever possible, the entities of the Orange Group have put in place policies to hedge this exposure (see Note 13.8).

Financial foreign exchange risk

Financial foreign exchange risk mainly relates to:

–  dividends paid to the parent company: in general, the Group’s policy is to economically hedge this risk as from the date of the relevant subsidiary’s Shareholders’ Meeting;

–  financing of the subsidiaries: except in special cases, the subsidiaries are required to cover their funding needs in their functional currency;

–  Group financing: most of the Group’s bonds, after derivatives, are denominated in euros. From time to time, Orange SA issues bonds in markets other than euro markets (primarily the US dollar, pound sterling and Swiss franc). If Orange SA does not have assets in these currencies, in most cases, the issues are translated into euros through cross-currency swaps. The debt allocation by currency also depends on the level of interest rates and particularly on the interest rate differential relative to the euro.

Lastly, the Group economically hedges foreign exchange risk on its subordinated notes denominated in pounds sterling that are recorded in equity at their historical value (see Note 15.4), with cross currency swaps, for a notional amount of 426 million pounds sterling.

The table below shows the main exposures to foreign exchange fluctuations of the net financial debt in foreign currencies of Orange SA, excluding the hedging effects of the subordinated notes described above and of Orange Polska and also shows the sensitivity of the entity to a 10% change in the foreign exchange rates of the currencies to which it is exposed. Orange SA is the entity bearing the major foreign exchange risk, including internal operations which generate a net foreign exchange gain or loss in the consolidated financial statements.

	Exposure in currency units (1)						Sensitivity analysis
(in millions of currency units)	EUR	USD	GBP	PLN	CHF	Total	10% gain in	10% loss in
						translated	euro	euro
Orange SA	—	1	(17)	1	(5)	(24)	2	(3)
Orange Polska	(146)	(7)	—	—	—	(151)	14	(17)
Total (euros)	(146)	(5)	(20)	0	(5)	(176)

(1)	Excluding FX hedge of subordinated notes denominated in pounds sterling.

Foreign exchange risk to assets

Due to its international presence, the Orange Group’s statement of financial position is exposed to foreign exchange fluctuations, as these affect the translation of subsidiaries’ assets and equity interests denominated in foreign currencies. The currencies concerned are mainly the pound sterling, the zloty, the Egyptian pound, the US dollar, the Jordanian dinar and the Moroccan dirham.

To hedge its largest foreign asset exposures, Orange has issued debt in the relevant currencies.

The amounts presented below take into account the activities of Mobile Financial Services (activities mainly in euros).

	Contribution to consolidated net assets											Sensitivity analysis
	EUR	USD	GBP		PLN		EGP	JOD	MAD	Other	Total	10%	10%
(in millions of euros)										currencies		gain in	loss in
												euro	euro
Net assets excluding net debt (a) (2)	49,817	58	(478)	(1)	3,203		1,059	558	963	4,451	59,630	(892)	1,090
Net debt by currency including derivatives (b) (3)	(23,451)	215	564	(4)	(815)		(155)	(92)	(401)	(135)	(24,269)	74	(91)
Net assets by currency (a) + (b)	26,366	274	86		2,388	(5)	904	465	562	4,316	35,361	(818)	999

(1)	Negative net asset correspond mainly to subordinated notes in pounds sterling.
(2)	Excluding components of net financial debt.
(3)	Net financial debt as defined and used by Orange does not take into account Mobile Financial Services activities, for which this concept is not relevant (see Note 13.3).
(4)	Of which economic hedge of subordinated notes denominated in pounds sterling for 426 million pounds sterling (i.e. 507 million euros).
(5)	Share of net assets attributable to owners of the parent company in zlotys amounts to 1,210 million euros.

Due to its international presence, the Orange Group income statement is also exposed to risk arising from changes in foreign exchange rates due to the conversion, in the consolidated financial statements, of its foreign subsidiaries’ financial statements.

(in millions of euros)	Contribution to consolidated financial income statement
	EUR	USD	GBP	PLN	EGP	JOD	MAD	Other	Total	10% gain	10% loss
								currencies		in euro	in euro

Revenue	31,501	1,035	284	2,578	949	389	634	5,153	42,522	(1,002)	1,225
EBITDAaL	9,354	206	39	653	285	156	162	1,712	12,566	(292)	357
Operating income	584	152	21	497	97	70	17	1,085	2,521	(176)	215

14.3    Liquidity risk management

Diversification of sources of funding

Orange has diversified sources of funding:

–  regular issues in the bonds markets;

–  occasional financing through loans from multilateral or development lending institutions;

–  issues in the short-term securities markets under the NEU Commercial Paper program (Negotiable European Commercial paper, formerly called "commercial paper");

–  on December 21, 2016, Orange had entered into a 6 billion euro syndicated loan with 24 international banks in order to refinance the previous syndicated loan maturing in January 2018. The new loan, with initial maturity in December 2021, includes two options to extend for one more year each, exercisable by Orange and subject to the banks’ approval. Orange exercised both of its options, the first one in 2017 and the second in 2018, allowing it, after agreement of the lenders, to extend the initial maturity first until December 2022 and then December 2023.

Liquidity of investments

Orange invests its cash surpluses in cash equivalents that meet IAS 7 cash equivalent criteria or in fair value investments (negotiable debt securities, bonds with a maturity of no more than two years, UCITS and term deposits). These investments prioritize minimizing the risk of capital loss over performance.

Cash, cash equivalents and fair value investments are held mainly in France and other European Union countries, which are not subject to restrictions on convertibility or exchange controls.

Smoothing debt maturities

The policy followed by Orange is to apportion the maturities of debt evenly over the years to come.

The following table shows undiscounted future cash flows for each financial liability shown on the statement of financial position. The key assumptions used in this schedule are:

–  amounts in foreign currencies are translated into euro at the year-end closing rate;

–  future variable-rate interest is based on the last fixed coupon, unless a better estimate is available;

–  TDIRA being necessarily redeemable in new shares, no redemption is taken into account in the maturity analysis. In addition, interest payable on the bonds is due over an undetermined period of time (see Note 13.4) therefore, only interest payable for the first period is included (including interest payments for the other periods would not provide relevant information);

–  the maturity dates of revolving credit facilities are the contractual maturity dates;

–  the “Other items” (undated and non-cash items) reconcile, for financial liabilities not accounted for at fair value, the future cash flows and the balance in the statement of financial position.

(in millions of euros)	Note	December 31,	2022		2023	2024	2025	2026	2027 and	Other
		2021							beyond	items (1)
TDIRA	13.4	636	3		—	—	—	—	—	633
Bonds	13.5	29,010	994		1,445	1,985	2,385	1,609	20,765	(172)
Bank loans and from development organizations and multilateral lending institutions	13.6	3,206	406		1,105	251	735	355	354	(1)
Debt relating to financed assets	13.3	245	74		81	64	24	2	—	—
Cash collateral received	13.3	389	389		—	—	—	—	—	—
NEU commercial papers(2)	13.3	1,457	1,457		—	—	—	—	—	—
Bank overdrafts	13.3	342	342		—	—	—	—	—	—
Other financial liabilities	13.3	64	43		2	1	1	1	16	—
Derivatives (liabilities)	13.3	285	116		61	—	11	—	99	—
Derivatives (assets)	13.3	(689)	(3)		(19)	(22)	(31)	(6)	(491)	—
Other Comprehensive Income related to unmatured hedging instruments	13.3	(192)	—		—	—	—	—	—	—
Gross financial debt after derivatives		34,751	3,821		2,675	2,280	3,125	1,960	20,742	459
Trade payables		11,163	9,793		239	113	110	486	421	—
Total financial liabilities (including derivatives assets)		45,914	13,614	(3)	2,913	2,394	3,235	2,447	21,163	459
Future interests on financial liabilities(4)		—	1,628		843	792	734	829	4,896	—

(1)	Undated items: TDIRA notional. Non-cash items: amortized cost on bonds and bank loans, and discounting effect on long term trade payables.
(2)	Negotiable European Commercial Papers (formerly called "commercial papers").
(3)	Amounts presented for 2022 correspond to notional and accrued interests for 461 million euros.
(4)	Mainly future interests on bonds for 9,199 million euros, on bank loans for 151 million euros and on derivatives instruments for (1,279) million euros.

The liquidity position is one of the indicators of financial position used by the Group. This aggregate, not defined by IFRS, may not be comparable to similarly entitled indicators used by other groups.

At December 31, 2021, the liquidity position of Orange’s telecoms activities amounts to 16,642 million euros and exceeds the repayment obligations of its gross financial debt in 2021. It breaks down as follows:

Liquidity position

(in millions of euros)

At December 31, 2021, the Orange group's telecom activities had access to credit facilities in the form of bilateral credit lines and syndicated credit lines. Most of these lines bear interest at variable rates. Available undrawn amount of credit facilities amounts to 6,188 million euros (including 6,000 million euros for Orange SA).

Cash equivalents amounted to 5,479 million euros, mainly at Orange SA for 4,925 million euros in UCITS, 200 million euros in term deposits and 125 million euros in negotiable debt securities.

Investments at fair value amounted to 2,266 million euros exclusively at Orange SA, with 2,029 million euros in NEU Commercial Paper and 237 million euros in bonds.

Any specific contingent commitments in terms of financial ratios are presented in Note 14.4.

Due to its cash level and other immediately disposable investments, the Group is not dependent on the sale of receivables organized in certain countries (see Note 4.3).

Change in Orange’s credit rating

Orange’s credit rating is an additional overall performance indicator used to assess the Group’s financial policy and risk management policy and, in particular, its solvency and liquidity risk. It is not a substitute for an analysis carried out by investors. Rating agencies regularly review the ratings they award. Any change in the rating could have an effect on the cost of future financing or access to liquidity.

In addition, a change in Orange’s credit rating will, for certain outstanding financing, affect the compensation paid to investors:

–  One Orange SA bond (see Note 13.5) with an outstanding amount of 2.5 billion dollars maturing in 2031 (equivalent to 2.2 billion euros at December 31, 2021) is subject to a Step-up clause in the event that Orange’s rating changes. This clause was triggered in 2013 and early 2014: the coupon due in March 2014 was thus computed on the basis of an interest rate of 8.75% and since then the bond bears interest at the rate of 9%.

–  The margin of the syndicated credit line of 6 billion euros signed on December 21, 2016 might be modified in light of changes to Orange’s credit rating, upward or downward. At December 31, 2021, the credit facility was not drawn.

At December 31, 2021, neither Orange's credit ratings nor the outlook had changed compared with December 31, 2020.

	Standard	Moody’s	Fitch
	& Poor’s		Ratings
Long-term debt	BBB+	Baa1	BBB+
Outlook	Stable	Stable	Stable
Short-term debt	A2	P2	F2

14.4    Financial ratios

Main commitments with regard to financial ratios

Orange SA does not have any credit line or loan subject to specific covenant with regard to financial ratios.

Certain subsidiaries of Orange SA have pledged to comply with certain financial ratios related to indicators defined in the contracts with the banks. The breach of these ratios constitutes an event of default that can lead to early repayment of the line of credit or loan concerned.

The main obligations are as follows:

–  Orange Egypt: in respect of bank financing contracts signed in 2018, of which the total nominal amount outstanding at December 31, 2021 was 2,450 million Egyptian pounds (i.e. 137 million euros), Orange Egypt must comply with a “net senior debt to reported EBITDA” ratio;

–  Médi Telecom: in respect of its bank financing contracts signed in 2012, 2014 and 2015, of which the total nominal amount outstanding at December 31, 2021 was 1,755 million Moroccan dirhams (i.e. 167 million euros), Médi Telecom must comply with ratios relating to its “net financial debt”, “net financial debt/EBITDA” and “net equity”;

–  Orange Côte d’Ivoire: in respect of its bank financing contracts signed in 2016 and 2019, of which the total nominal amount outstanding at December 31, 2021 was 91 billion CFA francs (i.e. 139 million euros), Orange Côte d’Ivoire must comply with a “net debt to reported EBITDA” ratio;

–  Orange Cameroon: in respect of its bank financing contracts signed in 2015 and 2018, of which the total nominal amount outstanding at December 31, 2021 was 50 billion CFA francs (i.e. 76 million euros), Orange Cameroon must comply with a “net debt to reported EBITDA” ratio.

These ratios were complied with at December 31, 2021.

Clauses related to instances of default or material adverse changes

Most of Orange’s financing agreements, including in particular the 6 billion euros syndicated credit facility set up on December 21, 2016, as well as bond issues, are not subject to early redemption obligations in the event of a material adverse change, or cross default provisions. Most of these contracts include cross acceleration provisions. Thus, the mere occurrence of events of default in other financing agreements would not automatically trigger an accelerated repayment under such contracts.

14.5    Credit risk and counterparty risk management

The Group could be exposed to a concentration of counterparty risk in respect of its trade receivables, cash and cash equivalents, investments and derivatives.

Orange considers that it has limited concentration in counterparty risk with respect to trade receivables due to its large and diverse customer base (residential, professional and large business customers) operating in numerous industries and located in many French regions and foreign countries. The maximum value of the counterparty risk on these financial assets is equal to their recognized net book value. An analysis of net trade receivables past due is provided in Note 4.3. For loans and other receivables, amounts past due but not provisioned are not material.

Orange SA is exposed to counterparty risk through its investments and derivatives. Therefore, it performs a strict selection of public, financial or industrial institutions in which it invests or with which it enters into derivatives agreements. This selection takes particular note of the institutions' credit ratings. Therefore:

–  For each non-banking counterparty selected for investments, limits are based on ratings and maturities of the investments.

–  For each counterparty bank selected for investments and derivatives, limits are based on equity, rating, CDS (Credit Default Swap, an accurate indicator of potential default risk) as well as on periodic analyses carried out by the Treasury Department.

–  Theoretical limits and consumption limits are monitored and reported on a daily basis to the Group treasurer and the head of the trading room. These limits are adjusted regularly depending on credit events.

For derivatives, master agreements relating to financial instruments (French Banking Federation) are signed with all counterparties and provide for a net settlement of debts and receivables, in case of failure of one of the parties, as well as for calculation of a final balance to be received or paid. These agreements include a CSA (Credit Support Annex) cash collateral clause that can lead to either a deposit (collateral paid) or collection (collateral received), on a daily basis. These payment amounts correspond to the change in market value of all derivatives.

As a rule, investments are negotiated with high-grade banks. Exceptionally, subsidiaries occasionally deal with counterparties with the highest ratings available locally.

Effect of mechanisms to offset exposure to credit risk and counterparty risk of the derivatives

(in millions of euros)	December 31,	December 31,	December 31,
	2021	2020	2019
Collateralised Derivatives (net) (a)	408	(520)	144
Fair value of collateralised derivatives assets	690	283	570
Fair value of collateralised derivatives liabilities	(282)	(803)	(426)
Amount of cash collateral paid/(received) (b)	(362)	611	(138)
Amount of cash collateral paid	27	642	123
Amount of cash collateral received	(389)	(31)	(261)
Residual exposure to counterparty risk (a) + (b) (1)	46	91	7
Non collateralised Derivatives (net)	(3)	10	(6)
Fair value of non collateralised derivatives assets	—	11	3
Fair value of non collateralised derivatives liabilities	(3)	(1)	(10)

(1)	The residual exposure to counterparty risk is mainly due to a time difference between the valuation of derivatives at the closing date and the date on which the cash collateral exchanges were made.

Changes in net cash collateral between 2020 and 2021 stem mainly from the appreciation of the US dollar and the pound sterling against the euro.

Sensitivity analysis of cash collateral to changes in market interest rates and exchange rates

A change in market rates (mainly euro) of +/-1% would affect the fair value of interest rate hedging derivatives as follows:

(in millions of euros)	Rate decrease of 1%	Rate increase of 1%
Change of fair value of derivatives	(1,221)	1,224
	Rate decrease of 1%	Rate increase of 1%
Amount of cash collateral received (paid)	1,221	(1,224)

The effects of a 10% increase or decrease in the euro exchange rate on the fair value of derivatives hedging foreign exchange risk would be as follows:

(in millions of euros)	10% loss in euro	10% gain in euro
Change of fair value of derivatives	1,405	(1,149)
	10% loss in euro	10% gain in euro
Amount of cash collateral received (paid)	(1,405)	1,149

14.6    Equity market risk

Orange SA had no options to purchase its own shares, no forward purchase of shares and at December 31, 2021, held 2,009,500 treasury shares. Orange SA owns subsidiaries listed on equity markets whose share value may be affected by general trends in these markets. In particular, the market value of these listed subsidiaries’ shares is one of the measurement variables used in impairment testing.

The mutual funds (UCITS) in which Orange invests for cash management purposes contain no equities.

The Orange group is also exposed to equity risk through certain retirement plan assets (see Note 6.2).

At December 31, 2021, the Group was not significantly exposed to market risk on the shares of listed companies. The Group’s prior exposure had been significantly reduced in 2019, with the disposal in June 2019 of its residual 2.49% stake in the share capital of BT (see Note 13.7).

14.7    Capital management

Orange SA and its non-financial subsidiaries are not subject to regulatory requirements related to equity (other than the usual standards applicable to any commercial company).

Its financial subsidiaries (like electronic money institutions) are subject to regulatory equity requirements specific to their sector and jurisdiction.

Like any company, Orange manages its financial resources (both equity and net financial debt) as part of a balanced financial policy, aiming to ensure flexible access to capital markets, including for the purpose of selectively investing in development projects, and to provide a return to shareholders.

In terms of net financial debt (see Note 13.3), this policy translates into liquidity management as described in Note 14.3 and a specific attention to credit ratings assigned by rating agencies.

This policy is also reflected, in some markets, by the presence of minority shareholders in the capital of subsidiaries controlled by Orange. This serves to limit the Group’s debt while providing a benefit from the presence of local shareholders.

14.8    Fair value of financial assets and liabilities

The market value of the net financial debt carried by Orange is estimated at 31.5 billion euros at December 31, 2021, for a book value of 24.3 billion euros.

(in millions of euros)			December 31, 2021
	Note	Classification	Book	Estimated	Level 1	Level 2	Level 3
		under IFRS 9 (1)	value	fair	and
				value	cash
Trade receivables		AC	6,040	6,040	—	6,040	—
Financial assets	13.7		3,291	3,291	55	2,859	377
Equity securities		FVOCI	432	432	55	—	377
Equity securities		FVR	203	203	—	203	—
Investments at fair value		FVR	2,266	2,266	—	2,266	—
Cash collateral paid		FVR	27	27	—	27	—
Financial assets at amortized cost		AC	363	363	—	363	—
Cash and Cash equivalents	13.3		8,188	8,188	8,188	—	—
Cash		AC	2,709	2,709	2,709	—	—
Cash equivalents		FVR	5,479	5,479	5,479	—	—
Trade payables		AC	(11,163)	(11,163)	—	(11,163)	—
Financial liabilities	13.3		(35,348)	(42,534)	(33,058)	(9,466)	(9)
Financial debts		AC	(35,339)	(42,524)	(33,058)	(9,466)	—
Other		FVR	(9)	(9)	—	—	(9)
Derivatives (net amount) (2)	13.8		405	405	—	405	—

(1)	“AC" stands for "amortized cost," "FVR " stands for "fair value through profit or loss," "FVOCI" stands for "fair value through other comprehensive income that will not be reclassified to profit or loss."
(2)	The classification for derivatives depends on their hedging qualification.

The table below provides an analysis of the change in level 3 market values for financial assets and liabilities measured at fair value in the statement of financial position.

(in millions of euros)	Equity securities	Financial
		liabilities at fair
		value through
		profit or loss, excluding
		derivatives
Level 3 fair values at December 31, 2020	247	(14)
Gains (losses) taken to profit or loss	—	4
Gains (losses) taken to other comprehensive income	52	—
Acquisition (sale) of securities	80	—
Other	(1)	—
Level 3 fair values at December 31, 2021	377	(9)

The market value of the net financial debt carried by Orange was estimated at 30.1 billion euros at December 31, 2020, for a book value of 23.5 billion euros.

(in millions of euros)			December 31, 2020
	Note	Classification	Book	Estimated	Level 1	Level 2	Level 3
		under IFRS 9	value	fair value	and cash
Trade receivables		AC	5,645	5,645	—	5,645	—
Financial assets	13.7		4,803	4,803	185	4,372	247
Equity securities		FVOCI	431	431	185	—	247
Equity securities		FVR	141	141	—	141	—
Investments at fair value		FVR	3,206	3,206	—	3,206	—
Cash collateral paid		FVR	642	642	—	642	—
Financial assets at amortized cost		AC	382	382	—	382	—
Cash and Cash equivalents	13.3		7,891	7,891	7,891	—	—
Cash		AC	2,751	2,751	2,751	—	—
Cash equivalents		FVR	5,140	5,140	5,140	—	—
Trade payables		AC	(11,051)	(11,051)	—	(11,051)	—
Financial liabilities	13.3		(35,260)	(41,884)	(34,708)	(7,162)	(14)
Financial debts		AC	(35,247)	(41,870)	(34,708)	(7,162)	—
Bonds at fair value		FVR	—	—	—	—	—
Other		FVR	(14)	(14)	—	—	(14)
Derivatives (net amount)	13.8		(510)	(510)	—	(510)	—

The market value of the net financial debt carried by Orange was estimated at 30.8 billion euros at December 31, 2019, for a book value of 25.5 billion euros.

			December 31, 2019
(in millions of euros)	Note	Classification	Book	Estimated	Level 1
		under IFRS 9	value	fair value	and cash	Level 2	Level 3
Trade receivables		AC	5,343	5,343	—	5,343	—
Financial assets	13.7		6,001	6,002	79	5,725	198
Equity securities		FVOCI	277	277	79	—	198
Equity securities		FVR	133	134	—	134	—
Investments at fair value		FVR	4,696	4,696	—	4,696	—
Cash collateral paid		FVR	123	123	—	123	—
Financial assets at amortized cost		AC	772	772	—	772	—
Cash and Cash equivalents	13.3		6,112	6,112	6,112	—	—
Cash		AC	2,462	2,462	2,462	—	—
Cash equivalents		FVR	3,651	3,651	3,651	—	—
Trade payables		AC	(10,246)	(10,246)	—	(10,246)	—
Financial liabilities	13.3		(37,076)	(42,455)	(34,554)	(7,837)	(64)
Financial debts		AC	(37,007)	(42,386)	(34,554)	(7,811)	(21)
Bonds at fair value		FVR	(26)	(26)	—	(26)	—
Other		FVR	(43)	(43)	—	—	(43)
Derivatives (net amount)	13.8		138	138	—	138	—

Accounting policies

The financial assets and liabilities measured at fair value in the statement of financial position have been classified based on the three hierarchy levels:

–  level 1: quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date;

–  level 2: inputs that are observable for the asset or liability, either directly or indirectly;

–  level 3: unobservable inputs for the asset or liability.

The fair value of the financial assets at fair value through other comprehensive income ("FVOCI" and "FVOCIR") is the quoted price at year-end for listed securities and, for non-listed securities, uses a valuation technique determined according to the most appropriate financial criteria in each case (comparable transactions, multiples for comparable companies, shareholders’ agreement, discounted present value of future cash flows).

For financial assets at amortized cost ("AC"), the Group considers that the book value of cash, trade receivables and various deposits provide a reasonable approximation of fair value, due to the high liquidity of these elements.

Among financial assets at fair value through profit or loss ("FVR"), with respect to very short-term investments such as deposits, certificates of deposit, commercial paper or negotiable debt securities, the Group considers that the nominal value of the investment and any related accrued interest represent a reasonable approximation of fair value.

The fair value of mutual funds (UCITS) is the latest net asset value.

The fair value of equity securities is the quoted price at year-end for listed securities and for non-listed securities uses a valuation technique determined according to the most appropriate financial criteria in each case (comparable transactions, multiples for comparable companies, shareholders’ agreement, discounted present value of future cash flows).

For financial liabilities at amortized cost (“AC”) the fair value of financial liabilities is determined using:

–  the quoted price for listed instruments (a detailed analysis is performed in the case of a material decrease in liquidity to evidence whether the observed price corresponds to the fair value; otherwise the quoted price is adjusted).

–  the present value of estimated future cash flows, discounted using rates observed by the Group at the end of the period for other instruments. The results calculated using the internal valuation model are systematically benchmarked with the values provided by Bloomberg.

The Group considers the book value of trade payables and deposits received from customers to be a reasonable approximation of fair value, due to the high liquidity of these elements.

The fair value of long-term trade payables is the value of future cash flows discounted at the interest rates observed by the Group at the end of the period.

Financial liabilities at fair value through profit or loss (“FVR”) mainly concern firm or contingent commitments to purchase non-controlling interests. Their fair value is measured in accordance with the provisions of the contractual agreements. When the commitment is based on a fixed price, a discounted value is retained.

The fair value of derivatives, mostly traded over-the-counter, is determined using the present value of estimated future cash flows, discounted using the interest rates observed by the Group at the end of the period. The results calculated using the internal valuation model are consistently benchmarked with the values provided by bank counterparties and Bloomberg.

When there are no reliable market data which identify the probability of default, the CVA (Credit Value Adjustment) and the DVA (Debit Value Adjustment) are measured based on historical default charts and CDS (Credit Default Swap) trends. Counterparty credit risk and the Group’s own specific default risk are also continuously monitored based on the monitoring of debt security credit spreads on the secondary market and other market information. Given the implementation of collateralization, and based on counterparty policies and the management of indebtedness and liquidity risk described in Note 14, CVA and DVA estimates are not material compared to the measurement of the related financial instruments.